Provisions	12 Months Ended
Dec. 31, 2020
Notes to Consolidated Financial Statements [Abstract]
Note 17 - Provisions

Note 17 – Provisions

Composition and changes in the provision

Site restoration and equipment dismantling (1)	Legal claims (2)	Other (3)	Total
$ millions	$ millions	$ millions	$ millions

Balance as at January 1, 2020	202	10	32	244
Provisions recorded during the period	79	-	5	84
Provisions reversed during the period	(1)	-	(3)	(4)
Payments during the period	(12)	(1)	(2)	(15)
Translation differences	11	1	-	12
Balance as at December 31, 2020	279	10	32	321
  Main plans for mine restoration and waste removal:
         Spain – In June 2018, a new restoration plan for Suria and Sallent sites, which included a plan for handling the salt piles and dismantling of facilities, was approved. The restoration plan for the Suria site is scheduled to run up to 2094, whereas for the Sallent site up to 2070.

Estimation of the projected costs for the closure and restoration of the Sallent site – the main cost of the estimated costs for closure and restoration is attributed to the salt pile restoration. The Company is acting to treat the salt pile, by both utilizing the salt for production and sale for De-icing purposes, and by processing the material and removing it to the sea via a Collector. As at December 31, 2020, the total provision for the closure and restoration of the Sallent site amounts to $77 million. The estimation is based on a long-term forecast, covering a period of more than 50 years, along with observed estimates and, therefore, the actual costs that may be required to restore the Sallent site may differ, even substantially, from the current provision. In the Company's estimation, the provision in its books reflects the best estimate of the expense required to settle this obligation. Following the efficiency plan, which includes the expediting of the Sallent site closure, in 2020, the Company recorded additional expenses in the amount of $20 million.

        Rotem Israel – as at December 31, 2020, according to the Company's estimation, the provision for the restoration of the mining sites, considering Rotem Israel's operation, amounted to $78 million. The provision is measured based on the present value of the cash flows, which are based on assessing the future expense required for the restoration of the mining sites. The actual costs that may be required may differ, even substantially, from the current provision, as a result of the inherent complexity of such estimation, the Company's future decisions regarding the facilities, and regulatory requirements.

Note 17 – Provisions (cont'd)

Composition and changes in the provision (cont'd)

         Bromine Israel (Neot Hovav) – pursuant to the Ministry of Environmental Protection, the Company is required to treat both solid waste of past periods which is stored in a designated defined area on the site's premises, and currently-produced waste created during the ongoing production processes in the plant. Waste treatment is partly conducted through a hydro-bromine acid recovering facility (BRU), operated by the Company. Part of the waste is sent for external designated treatment. As at December 31, 2020, the provision for prior periods waste treatment amounted to about $50 million. In the Company's estimation, based on the information currently available to it, the provision included in its financial statements covers the estimated cost for treating prior periods waste.
  In 2016, a court decision was received, which determined that ICL Iberia bears responsibility for contamination of the water in certain wells in the Suria and Sallent sites (due to an over concentration of salt). In 2018, claims were received from several owners of the land surrounding the wells, whereby ICL Iberia is required to compensate them for their damages in the aggregate amount of $22 million. Having examined the claimants' allegations, the Company estimated that it is more likely than not that it would be required to compensate the owners in the amount of up to $4 million. The provision in the Company's books reflects this estimate.
  In 2017, the Israeli Water Law was amended, according to which saline water of the kind produced by Dead Sea plants in the Company's water drilling is charged with water fees. Accordingly, the Company received a charge from the Water Authority in the amount of $31 million for water drawn from all its drillings, including in the concession area between the years 2018-2020. The Company submitted its appeal to the Water Authority, objecting to the charges relating to water drilling within the concession area, which constitutes about 65% of the total charge. It is the Company's view, that such charges should not apply to water drilling within the Dead Sea concession area, for various reasons, most notably the provisions of the Concession Law. The Company believes it is more likely than not that the charges will not apply to the water drilling within the concession area. The Company has a sufficient provision in its books, in immaterial amounts, for the drilling of water outside the concession area.

In November 2020, the Water Authority announced that as part of the license renewal for 2021 and further, the Government Authority Director intends to examine the possibility of changing the definition of Dead Sea Works from "Supplier-Producer" to "Consumer-Producer", the main implication of which is a rise of up to double the future water rates. The Company has expressed its objection to changing the definition in a hearing procedure and is working with the relevant authorities to keep the current definition in the license as is. The Water Authority' response relating to the hearing has not yet been received.